===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             Eufaula BanCorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                            EUFAULA BANCCORP, INC.
                 NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 16, 2001

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Eufaula BancCorp, Inc. (the "Company"), a Delaware corporation, will be held at the Eufaula Country Club, 2650 Country Club Road, Eufaula, Alabama, on Wednesday, May 16, 2001 at 5:00 p.m., central daylight time, for the following purposes:

          1. To elect the three nominees named in the Proxy Statement as directors to serve for a term of three years or until their successors have been elected and qualified;

          2. To ratify and approve indemnification agreements for directors and executive officers;

          3.   To ratify and approve the Directors Deferred Compensation Plan;
and

          4. To transact such other business as may properly come before the meeting or any adjournments thereof but which is not now anticipated.

          Details respecting these matters are set forth in the accompanying Proxy Statement. Only stockholders of record at the close of business on March 30, 2001, will be entitled to notice of and a vote at the annual meeting. Commencing 10 days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to examination by any stockholder at the Company's principal office at 224 East Broad Street, Eufaula, Alabama, during ordinary business hours for any purpose germane to the meeting.

         Whether or not you plan to attend the meeting in person, please sign and date the enclosed proxy and return it in the accompanying envelope as promptly as possible. The proxy may be revoked by your vote in person at the meeting, by your execution and submission of a later dated proxy prior to any vote taken, or by your giving written notice of revocation to the secretary of the Company at any time prior to the voting thereof.

                                            By Order of the Board of Directors


                                            /s/ Greg B. Faison
                                            ----------------------------------
April 16, 2001                              Greg B. Faison
                                            President and CEO

                            EUFAULA BANCCORP, INC.
                             224 EAST BROAD STREET
                            EUFAULA, ALABAMA 36027
                           Telephone: (334) 687-3581


                                PROXY STATEMENT
                    FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

         This Proxy Statement and the accompanying proxy are furnished on or about April 16, 2001, by Eufaula BancCorp, Inc. (the "Company"), to the holders of record of common stock of the Company in connection with the Company's annual meeting of stockholders, and any adjournments thereof, to be held on Wednesday, May 16, 2001, at 5:00 p.m. central daylight time, at the Eufaula Country Club, 2650 Country Club Road, Eufaula, Alabama. The matters to be considered and acted upon, including the election of directors, are described below.

         The Company is a Delaware corporation and is a bank holding company under the Bank Holding Company Act of 1956, as amended. The Company operates two wholly-owned subsidiary banks, Southern Bank of Commerce ("Southern Bank") with offices in Eufaula and Montgomery, Alabama, and First American Bank of Walton County ("First American"), located in Santa Rosa Beach, Florida, with offices in Freeport, Grayton Beach and Panama City, Florida.

         The board of directors of the Company recommends that you elect the three director-nominees named in this Proxy Statement and approve and ratify the indemnification agreement and the directors deferred compensation plan described below.

         The enclosed proxy is solicited on behalf of the board of directors of the Company. You may revoke it at any time prior to the voting of such proxy if you give written notice of revocation to the Secretary of the Company, or if you execute and submit a later dated proxy prior to any vote taken, or if you vote in person at the annual meeting. Mere attendance at the meeting by you will not be sufficient to revoke the proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any. If no instructions are given, the proxies will be voted FOR the director-nominees named herein, FOR approval of the indemnification agreements and the directors deferred compensation plan, and such proxies will also be voted in accordance with the discretion of the proxy holders as stated in the proxy and as to any shareholder proposal that may come before the meeting provided that the Company did not have notice of the proposal at least 45 days before April 15, 2001.

         The Company will pay the costs of soliciting proxies. In addition to the use of the mails, we may solicit proxies by personal interview, telephone or telegraph, and banks, brokers, nominees or fiduciaries will be required to forward the soliciting material to the principals and to obtain authorization of the execution of proxies. The Company may, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to the principals.

Stockholders Eligible to Vote

         We are furnishing this Proxy Statement to the holders of common stock who were holders of record as of the close of business on March 30, 2001(the "Record Date"). You will be eligible to vote at the meeting only if you were a stockholder of record as of the Record Date.

         Votes will be tabulated and counted by one or more inspectors of election appointed by the Chairman of the Board of the Company. Proxies marked as abstentions and shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast on any proposal. Such proxies (including proxies marked to withhold authority to vote for a director) will be counted for purposes of determining a quorum at the meeting. A quorum consists of a majority of the shares of common stock outstanding.

                 VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

         As of the Record Date, the Company had issued and outstanding 2,631,473 shares of common stock with approximately 331 stockholders of record. Each such share is entitled to one vote. The Company's profit sharing plan holds 31,511 of these shares for the account of employees of the Company and its subsidiaries. In addition, as of that date, 283,250 shares of common stock were subject to issue upon the exercise of options pursuant to the Company's stock option plans. There are currently 5,000,000 shares of common stock authorized.

Principal Stockholders

         The following table shows those persons who are known to the Company to be beneficial owners as of the Record Date of more than five percent of the Company's outstanding common stock:

                     Shares of Company Beneficially Owned
                     ------------------------------------

      Name and Address       Common Stock    Percentage of Class Outstanding (1)
      ----------------       ------------    -----------------------------------

Robert M. Dixon               271,070(2)                 10.30%
Post Office Box 280
Eufaula, Alabama 36072

Michael C. Dixon              289,601(3)                 11.00%
Post Office Box 280
Eufaula, Alabama 36072

Greg B. Faison                195,195(4)                  7.42%
Eufaula BancCorp, Inc.
224 East Broad Street
Eufaula, Alabama 36027

          (1) "Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both, including the right to acquire beneficial ownership within 60 days. All of the listed persons have sole voting and investment power over the shares listed opposite their names unless otherwise indicated in the notes below. Beneficial Ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. The percentages are based upon 2,631,473 shares of common stock outstanding plus for each person listed the number of shares of Company common stock which such person has a right to acquire within 60 days under the Company's stock option plan.

          (2) Includes 16,302 shares owned by Mr. Dixon's wife and 11,692 out of a total of 23,384 shares held in the Janie D. Dixon Trust over which Mr. Dixon is co-trustee. See footnote (3).

          (3) Includes 20,675 shares owned by Mr. Dixon's wife and 11,692 shares out of a total of 23,384 shares held in the Janie D. Dixon trust over which Mr. Dixon has voting control as co-trustee, and 15,470 shares held as custodian for his children. See footnote (2).

          (4) Includes 105,000 shares of common stock subject to options currently exercisable under the Company's stock option plan.

Security Ownership of Management

          The following table indicates for each director and director-nominee, certain executive officers, and all executive officers and directors of the Company as a group the number of shares of outstanding common stock of the Company beneficially owned on the Record Date.

                   Shares of the Company Beneficially Owned
                   ----------------------------------------

Directors                     Common Stock   Percentage of Class Outstanding (1)
---------                     ------------   -----------------------------------

James R. Balkcom, Jr.**         16,813(2)                       *
#50 The Parkside
78 Lindbergh Drive, N.E.
Atlanta, Georgia 30305

Michael C. Dixon               289,601(3)                    11.00%
Post Office Box 280
Eufaula, Alabama 36072

Robert M. Dixon                271,070(4)                    10.30%
Post Office Box 280
Eufaula, Alabama 36072

Greg B. Faison **              195,195(5)                     7.42%
Eufaula BancCorp, Inc.
218-220 Broad Street
Eufaula, Alabama 36027

Burt H. Rowe, Jr.**                          121,740(6)              4.63%
1495 Old Highway 98
Destin, Florida 32541

James A. Faulkner                                845                   *
60 Main Street West
Dahlonega, Georgia 30533

William D. Moorer, Jr.                        56,097                 2.13%
3038 Nancy Creek Road
Atlanta, Georgia 30327

Dennis A. Wallace                             11,123                   *
244 Mattie's Way
Destin, Florida 32540

All Executive Officers, Directors and        962,484                36.57(7)
Director-Nominees as a Group
(8 Persons)


___________________
*Represents less than one percent.

** Director-nominee. Mr. Faison is also Chief Executive Officer and Mr. Balkcom is Chairman of the Board.

          (1) See footnote (1) to the table above at "Principal Stockholders" for a definition of "Beneficial Ownership."

          (2) Includes 2,700 shares held by his wife and 1,165 shares held by his children's charitable trust.

          (3)  See footnote (3) to the table above at "Principal Stockholders."

          (4)  See footnote (2) to the table above at "Principal Stockholders."

          (5)  See footnote (4) to the table above at "Principal Stockholders."

          (6) These shares are held by First Eldorado Bancshares, Inc., of which Mr. Rowe is a controlling shareholder.

          (7) Percentage for the group is calculated by including 105,000 shares as outstanding shares subject to options for Mr. Faison.

                             ELECTION OF DIRECTORS
                        (Proposal 1 on the Proxy Card)

         The Company recommends that the stockholders elect James R. Balkcom, Jr., Greg B. Faison and Burt H. Rowe, Jr. to hold office for a term of three years, or until their successors are elected and qualified. The Company's Restated Certificate of Incorporation provides that the number of directors which shall constitute the entire board shall be fixed from time to time by resolutions adopted by the board, but shall not be less than three nor more than fifteen persons. The board currently consists of 8 directors.

         Proxies cannot be voted for a number of directors greater than three.

         If, prior to the voting at the annual meeting, any person to be elected a director is unable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the members of the board of directors may recommend. Company management knows of no reason why any person would be unable to serve as a director.

         Assuming a quorum is present at the meeting, a plurality of the votes cast will be sufficient to elect the directors. On the proxy card, voting for directors is Proposal 1.

         The following table provides certain biographical information about the persons to be elected and about the directors whose terms expire in 2002 and 2003. Executive officers serve at the discretion of the board of directors.

        Name, Age and Year     Position and Offices         Present and
        Became Director or     Held with the Company    Principal Occupation
        Executive Officer        and Subsidiaries       for Last Five Years
        -----------------        ----------------       -------------------

          Director-Nominees to be Elected for Terms Expiring in 2004
          ==========================================================

James R. Balkcom, Jr.*        Chairman of the Board,   Director, Century South
56, 1999                         the Company           Banks, Inc., Dahlonega,
                                                              Georgia;
                                                      Founding Partner, Council
                                                           Ventures, L.P;
                                                         Director, American
                                                       Remanufacturers, Inc.;
                                                       Chairman, 1996-2000,
                                                       President 1999-2000,
                                                       PAMECO Corporation,
                                                         Atlanta, Georgia

Burt H. Rowe, Jr.       Director, the Company          Chairman and President,
63, 2000                                             First Eldorado Bancshares,
                                                                 Inc.,
                                                            Eldorado, Illinois

Greg B. Faison *       President, CEO, Director,      President, CEO, Director
53, 1988                 the Company; CEO and         the Company; CEO and
                              Director                         Director
                       Southern Bank; Director,       Southern Bank; Director,
                           First American                   First American

                Remaining Directors Whose Terms Expire in 2003
                ==============================================

James A. Faulkner       Director, the Company          Vice Chairman, Century
56, 2000                                                   South Banks, Inc.
                                                          Dahlonega, Georgia
                                                          since January 2000,
                                                       Vice Chairman and CEO
                                                     December 1997 to January
                                                                 2000
                                                     and President and CEO April
                                                                 1993
                                                          to December 1997

William D. Moorer, Jr.  Director, the Company;       President, AkroMetrix, LLC,
56, 2000                Chairman of the Board,      (electronic test measurement
                           Southern Bank                     and services)
                                                       Atlanta, Georgia since
                                                            November 1998;
                                                  President, Moorer & Associates
                                                     (independent consultants)
                                                         Atlanta, Georgia
                                                    March 1995 to November 1998

Dennis A. Wallace       Director, the Company;      Until 2000, Owner South Bay
51, 2000                Chairman of the Board,       ACE Hardware & Lumber Co.,
                           First American             Inc., Santa Rosa Beach,
                                                              Florida

                Remaining Directors Whose Terms Expire in 2002
                ==============================================

Michael C. Dixon **      Director, the Company        Secretary-Treasurer, Dixon
60, 1988                Director, First American           Lumber Company,
                                                          Eufaula, Alabama

Robert M. Dixon **       Director, the Company             President, Dixon
68, 1988                                                    Lumber Company,
                                                           Eufaula, Alabama

*    Indicates that the director is also an executive officer.

**   Michael C. Dixon and Robert M. Dixon are brothers.

     Of the directors and director-nominees listed above, James R. Balkcom, Jr. and James A. Faulkner serve as directors of Century South Banks, Inc., a company with securities registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

     During 2000, the board of directors met 10 times. All directors except Dennis Wallace attended 75% or more of these meetings, plus meetings of committees of the board on which they served.

Committees

     The compensation committee consists of Burt H. Rowe, Jr., chairman, Michael
C. Dixon and James A. Faulkner. This committee will evaluate the performance of the chief executive officer as well as other management personnel, regarding the adequacy of compensation and benefit plans, and make recommendations to the board regarding the foregoing. This committee met 4 times in 2000.

     The executive committee consists of Robert M. Dixon, chairman, James R. Balkcom, Jr., and Gregory B. Faison. This committee also serves as the nominating committee and recommends to the board of directors the persons to be nominated to the board of directors on behalf of the Company. Stockholders who wish to nominate persons for directors must follow the procedures set forth below at "Stockholder Nominations for Director." This committee met 8 times in 2000.

     There is an Audit Committee of the board of directors presently consisting of James A. Faulkner, chairman, William D. Moorer, Jr. and Dennis A. Wallace. The board of directors has decided that there shall be an audit committee composed of not less than three directors appointed by the board annually or more often. The audit committee's responsibilities are to assist the board of directors in fulfilling its responsibilities relating to corporate accounting and reporting practices. A report of the audit committee is contained below at "Audit Committee Report," and a copy of the written charter is included at Appendix A. The audit committee met 4 times in 2000.

                            AUDIT COMMITTEE REPORT

         The audit committee of the board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, a majority of whom must be "independent" as defined by NASDAQ rules. The committee operates under a written charter adopted and approved by the Board of Directors. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

         The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2000 (the "Audited Financial Statements"). In addition, we have discussed with Mauldin & Jenkins, LLC, the independent accounting firm of the Company, the matters required by Codification of Statements on Accounting Standards No. 61 ("SAS 61").

         The Audit Committee also has received the written report, disclosure and the letter from Mauldin & Jenkins, LLC required by the Independence Standards Board (ISB) Statement No. 1, and we have reviewed, evaluated and discussed the written report with Mauldin & Jenkins, LLC and its independence from the Company. We also have discussed with management of the Company and Mauldin & Jenkins, LLC such other matters and received such assurances from them as we deemed appropriate.

         Based on the foregoing review and discussions and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report for the year ended December 31, 2000 on Form 10-KSB, to be filed with the Securities and Exchange Commission.

         Each member of the Audit Committee is an independent director in accordance with NASDAQ rules.

The Audit Committee:

James A. Faulkner
William D. Moorer, Jr.
Dennis A. Wallace

                      SECTION 16(a) BENEFICIAL OWNERSHIP
                             REPORTING COMPLIANCE

         Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Company's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file, including Form 5s which are filed with the SEC annually.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that during 2000 all filings were timely made.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Certain directors, officers and principal stockholders of the Company and their affiliated interests were customers of and had transactions with the Company's subsidiary banks in the ordinary course of business during the past year; additional transactions may be expected to take place in the ordinary course of business. Included in such transactions were outstanding loans and commitments by the Company's subsidiary banks, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table presents for the last three fiscal years of the Company the compensation paid to the Chief Executive Officer of the Company. The total annual salary and bonus for 2000 for each of the other executive officers did not exceed $100,000.


                                          Annual Compensation
Name and Principal                        -------------------
------------------                        Salary        Bonus            All other
     Position                  Year         ($)          ($)        Compensation ($)(1)
     --------                  ----         ---          ---        ----------------
    Gregory B. Faison,         2000       151,320      45,937              11,543
       President and
  Chief Executive Officer

                               1999       131,250        -0-                9,653
                               1998       125,000        -0-               11,629


         (1) Includes life insurance premiums paid on behalf of Mr. Faison and Company profit sharing plan and stock purchase plan contributions in the respective amounts of $4,553 and $2,525 for 2000, $4,353 and $5,300 for 1999,
and $3,338 and $8,291 for 1998.

Options

         The Company has 361,000 shares of common stock currently subject to options. Of these shares, 283,250 are currently exercisable, and the remainder become exercisable once a year in January according to a vesting schedule.

         The following table shows certain information respecting unexercised options for common stock held by the Company's executive officer named above in the Summary Compensation Table. No options were exercised by such person in 2000.

   Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                      Number of Securities
                                          Underlying
                                      Unexercised Options                  Value of Unexercised In-the-Money
                                     at December 31, 2000                    Options at December 31, 2000
                                     --------------------                    ----------------------------

           Name                          Exercisable/                                Exercisable/
           ----                         Unexercisable                               Unexercisable
                                        -------------                               -------------
     Gregory B. Faison                 90,000/30,000(1)                            $315,000/$105,000

         (1) Mr. Faison holds options to acquire 120,000 shares of common stock of the Company; 105,000 of these shares are exercisable as of the date of this Proxy Statement (including 15,000 which became exercisable on January 1, 2001) and the remainder become exercisable at the rate of 15,000 shares on January 1 of each year hereafter through March 31, 2002. These shares reflect a 3 for 2 stock split which took place on November 15, 1997 and a 2 for 1 stock split which took place on December 20, 1996.

Employment and Other Agreements

         The Company entered into an employment agreement in 2000 with Greg Faison to serve as President and Chief Executive Officer. The agreement is for a term of one year, and renews daily so that the term of the agreement is one year at all times. The agreement provides that Mr. Faison will be paid an annual salary of at least $150,000, receive life insurance equal to three times his annual compensation, receive a Company owned car for his use, and certain other benefits. Bonuses may be paid at the discretion of the board of directors. The agreement contains a non-competition provision limiting Mr. Faison's ability to compete with the Company in certain circumstances except that the non-compete provision does not apply upon a change of control of the Company. If Mr. Faison's employment is terminated other than for cause, Mr. Faison will receive the salary and bonus and certain insurance benefits for two years after such termination, or for three years once Mr. Faison has been employed by the Company in excess of 20 years.

         The Company has entered into a non-qualified supplemental retirement benefit agreement with Greg B. Faison. Pursuant to this agreement, which is fully financed by life insurance, the Company has agreed to pay Mr. Faison a benefit upon his retirement, death or termination of his service as a director of Southern Bank. The benefit paid by the Company to the beneficiaries of Mr. Faison by reason of his death shall be an amount equal to the value of his liability reserve account, if any, at the time of his death. The annual benefit to be paid by reason of his retirement or termination of his service as a director of Southern Bank shall commence at the time of his retirement or age 65 whichever occurs later and shall be an amount determined by a formula that depends upon future events. This benefit will be paid each year for the life of Mr. Faison and is currently projected to be approximately $58,315 in the first year with a small increase in that amount thereafter.

         If there is a change of control of the Company and Mr. Faison's service on the board of directors of the Company is subsequently terminated, Mr. Faison shall receive the benefits provided for under the agreement in the event of his retirement as if he had continuously served until retirement. All death benefits under the agreement will continue to be available. A change of control under the agreement is defined as the cumulative transfer of more than 50 percent of the voting stock of the Company from the date of the agreement (July 23, 1996) excluding transfers on account of death, gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Company.

         Michael C. Dixon and Robert M. Dixon, directors of the Company, have similar agreements. The aggregate benefits to be paid to these directors as a group, excluding Mr. Faison, at retirement are approximately $56,495 in the aggregate.

         Mr. Faison is also a party to an endorsement split dollar agreement that will provide a life insurance benefit to his beneficiary in an amount that is projected to be between $430,000 and $850,000 depending upon the time of his death. The Company is the owner and beneficiary of the life insurance policy that is the subject of this agreement and has by endorsement given Mr. Faison the right to designate the beneficiary of 80% of the net-at-risk life insurance portion of that policy. The net-at-risk insurance portion of the policy is defined as the difference between the total death benefit of the policy and the policy's cash surrender value.

Director Compensation.

         The policy of the Company is that the directors of the Company who are not employees of the Company receive a fee of $6,500 annually, plus $300 for each board meeting attended. Members of committees receive fees of $200 for each committee meeting attended.

         Prior to December 31, 2000, the Company had a Director Stock Purchase Plan pursuant to which directors could acquire Company common stock on a monthly basis. That plan was terminated effective December 31, 2000. Effective January 1, 2001, the Company commenced a Directors Deferred Compensation Plan pursuant to which a director of the Company may direct that the payment of all or any portion of the cash compensation that would otherwise be payable to the director be credited to an account which will acquire Company common stock. The Company will also make a matching contribution equal to 50 percent of the first $200 contributed by the director each month under the Plan. The director may elect to receive a lump sum distribution of the shares held for the director when the director's service on the board terminates or in a series of annual or quarterly installments over five years. Dividends paid on the shares held for the director are accumulated and reinvested in Company common stock.

         As described immediately above, certain directors also have supplemental retirement agreements with the Company.

                          INDEMNIFICATION AGREEMENTS
                     FOR DIRECTORS AND EXECUTIVE OFFICERS
                        (Proposal 2 on the Proxy Card)

General

         On September 21, 2000, The Board of Directors approved an indemnification agreement (the "Indemnification Agreement"), in the form attached hereto as Appendix B, to be entered into with each of the Company's directors and with certain officers. The Board of Directors believes that entering into Indemnification Agreements with the directors and officers of the Company will serve the best interests of the Company and its stockholders by strengthening the Company's ability to attract and retain knowledgeable and experienced persons to serve as directors and officers. Moreover, the Board of Directors believes this action is justified as a response to (i) the potential hazard of litigation and its related expense directed against directors and officers of publicly-held companies; (ii) the cost and limited protection afforded by directors' and officers' liability insurance; and (iii) the potential inability to continue to attract and retain qualified directors and officers in light of the foregoing circumstances.

         Although stockholder approval of the Indemnification Agreements is not required by law, the Board of Directors believes it is desirable to submit the Indemnification Agreements to the stockholders for approval because members of the Board of Directors are parties to and therefore beneficiaries of the rights contained in the Indemnification Agreements. Although the Company cannot determine in advance its position with respect to any challenge of the Indemnification Agreements by its stockholders, the Company could assert that the stockholders' approval of the

Indemnification Agreements is a defense to a challenge. Therefore, approval of the Indemnification Agreements by the stockholders could insulate the Indemnification Agreements against future stockholder challenges to their legality. As a result, the Board of Directors may be viewed as having a personal interest in seeking stockholder approval of the Indemnification Agreements. If, for any reason, the Indemnification Agreements are not approved by stockholders, the Board of Directors will reconsider whether the Indemnification Agreements should be utilized and will take such actions, if any, as the directors deem appropriate.

         Implementation of the Indemnification Agreements is intended to provide additional indemnification to participating directors and officers of the Company beyond the specific provisions of the Delaware General Corporation Law. Under the Delaware General Corporation Law, a company may indemnify its directors and officers in circumstances other than those under which indemnification and the advance of expenses are expressly permitted by applicable statutory provisions. The Delaware legislature and courts have not definitely determined whether there are limits on the authority of a corporation to provide for additional indemnification and advance of expenses and thus the Indemnification Agreements may not be held ultimately to be enforceable in every respect.

         The Company's bylaws currently provide that the Company shall indemnify its directors, officers, employees and agents to the fullest extent permitted by Delaware law. The Company is incorporated in Delaware and, consequently, is subject to the Delaware General Corporation Law. The Delaware General Corporation Law specifically states that its indemnification provisions shall not be deemed exclusive of any other indemnity rights a director or officer may have, including rights under an indemnification contract with the Company. As more fully explained below, the Indemnification Agreements are intended to supplement the statutory indemnification rights of the Company's directors and officers.

Indemnification Under Delaware Law

         Under the Delaware General Corporation Law as presently in effect, a director, officer, employee or agent of a corporation (i) must be indemnified by the corporation for all expenses incurred by him or her (including attorneys' fees) when that person is successful on the merits or otherwise in defense of any action, suit or proceeding brought by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, (ii) may be indemnified by the corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement of any such proceeding (other than a proceeding by or in the right of the corporation) even if he or she is not successful on the merits if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of a criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful), and (iii) may be indemnified by the corporation for expenses (including attorneys' fees) incurred in the defense of a proceeding brought by or in the right of the corporation even if he or she is not successful on the merits, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; provided that no indemnification may be made under the circumstances described in clause (iii) if the director, officer, employee or agent is adjudged liable to the corporation, unless a court determines that, despite the adjudication of liability but in view of all of the circumstances, the person is fairly and reasonably entitled to indemnification for the expenses which the court shall deem proper. The indemnification described in clauses (ii) and (iii) above (unless ordered by a court) may be made only as authorized in a specific case upon a determination by
(i) a majority of a quorum of disinterested directors, (ii) independent legal counsel in a written opinion, or (iii) the stockholders, that indemnification is proper in the circumstances because the applicable standard of conduct has been met. Expenses incurred by an officer or director in defending a proceeding may be advanced by the corporation prior to the final disposition of the proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the advance if it is ultimately determined that the person is not entitled to be indemnified by the corporation. Expenses incurred by other employees and agents may be advanced by the corporation upon terms and conditions deemed appropriate by the board of directors.

         The indemnification provided by the Delaware General Corporation Law has certain limitations that are remedied by the Indemnification Agreements: (i) it is not clear from the statute that a director or officer may be indemnified for amounts paid in settlement of a proceeding brought by or in the right of the Company; (ii) the Company is under no obligation to advance expenses to a director or officer, (iii) except in the case of a proceeding in which a director or officer is successful on the merits or otherwise, indemnification of a director or officer is discretionary rather than mandatory, (iv) procedures for obtaining indemnification are not clearly set forth; and (v) a subsequent board of directors, hostile to a director or officer entitled to indemnification may have the right to make a final determination that the director or officer seeking indemnification has not met the requisite standard of care. The foregoing limitations could leave the director or officer exposed to the risk of having no protection in certain cases.

Directors' and Officers' Liability Insurance

         Insurance traditionally has provided additional protection to directors and officers by covering expenses of litigation and amounts paid as judgments in a wide range of instances. As a general rule, insurance has become more expensive in recent years, however, and the protection afforded by the insurance currently available to the Company at an acceptable cost is limited. While the Company has been able to obtain insurance coverage for its directors and officers, the Board of Directors has determined that the interests of the Company and its stockholders are best served by agreeing to indemnify the Company's directors and officers to the fullest extent permitted by Delaware law.

Effect of Indemnification Agreements

         The Indemnification Agreements provide for indemnification of directors and officers to the fullest extent permitted by law. They cover any and all expenses (including attorneys' fees and all other charges paid or payable in connection therewith) incurred in connection with investigating, defending, being a witness or participating in (including an appeal), or preparing to defend, be a witness in or participate in, any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether civil, criminal, administrative or otherwise, related to the fact that such director of officer is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee, agent, partner, committee member or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, or by reason of anything done or not done by such director or officer in any such capacity.

         The Indemnification Agreements also provide for the prompt advancement of all expenses incurred in connection with any proceeding and obligate the director or officer to reimburse the Company for all amounts so advanced if it is subsequently determined, as provided in the Indemnification Agreements, that the director or officer is not entitled to indemnification.

         The Indemnification Agreements further provide that the director or officer is entitled to indemnification for, and advancement of, all expenses (including attorneys' fees) incurred in any proceeding seeking to collect from the Company an indemnity claim or advancement of expenses under the Indemnification Agreements, the Company's Restated Certificate of Incorporation, or the Delaware General Corporation Law, regardless of whether the director or officer is successful in such proceeding.

         The Indemnification Agreements impose upon the Company the burden of proving that the director or officer is not entitled to indemnification in any particular case, and the Indemnification Agreements negate certain presumptions which might otherwise be drawn against a director or officer in certain circumstances. Further, the Indemnification Agreements provide that if the Company pays a director or officer pursuant to an Indemnification Agreement, the Company will be subrogated to such director's or officer's rights to recover from third parties.

         The Indemnification Agreements stipulate that a director's or officer's rights under such contracts are not exclusive of any other indemnity rights a director or officer may have; however, the Indemnification Agreements prevent double payment. The Indemnification Agreements require the maintenance of directors' and officers' liability insurance if such insurance can be maintained on terms, including rates, satisfactory to the Company.

         The Board of Directors believes that the Indemnification Agreements are in the best interests of the Company and its stockholders. Few individual directors and officers have the personal resources to sustain the legal costs required for defending complex litigation or to bear the risk of a large judgment. The Board believes that such Agreements will enhance the Company's ability to continue to attract and retain individuals of the highest quality and ability to serve as its directors and officers. Among other things, the Indemnification Agreements would provide the Company's directors and officers with a specific contractual assurance that they will be indemnified to the fullest extent permitted by Delaware law, regardless of any amendment to or repeal of the indemnification provision in the Company's Restated Certificate of Incorporation or bylaws or any change in the composition of the Board of Directors as might occur following an acquisition or change in control of the Company. Unlike directors' and officers' liability insurance, the Indemnification Agreements would not be subject to unilateral cancellation or to revisions or repeal by the Company's Board of Directors. No director or officer has stated an unwillingness to serve as a director or officer of the Company if the Indemnification Agreements are not approved.

         All rights to indemnification under the Indemnification Agreements would exist only to the extent permitted by applicable law. In addition, the enforceability of certain of the provisions of the Indemnification Agreements has not been tested in court and remains subject to considerations of state and public policy.

         The Indemnification Agreements would also be applicable with respect to any claims asserted after their effective dates whether arising from acts or omissions occurring before or after their effective dates.

         The benefits of the Indemnification Agreements would not be available if (i) the action with respect to which indemnification is sought was initiated or brought voluntarily by the officer or director (other than an action to enforce the right to indemnification under the Indemnification Agreements); (ii) the officer or director is paid for such expense or liability under an insurance policy; (iii) the proceeding is for an accounting of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended; (iv) the conduct of the officer or director is adjudged as constituting an unlawful personal benefit, or active or deliberate dishonesty or willful fraud or illegality; or
(vi) a court determines that indemnification or advancement of expenses is unlawful under the circumstances.

         The Indemnification Agreements would provide indemnification arising under the Securities Act of 1933, as amended. The Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such act and is, therefore, unenforceable.

         The implementation of the Indemnification Agreements is intended to provide additional indemnification to participating directors and officers of the Company. As a result of this additional indemnification, the authorization of the Indemnification Agreements will increase the liability exposure of the Company. The assets and equity of the Company will be subject to risk if one or more directors or officers of the Company incur liability for which they are entitled to indemnification under the Indemnification Agreements. At the present time, there is no pending litigation or action involving a director or officer of the Company where indemnification under the Indemnification Agreements will be required or permitted. The Company is not aware of any threatened litigation or action which may result in a claim for indemnification by any director or officer.

         The Company intends to enter into the Indemnification Agreements with its future directors and with certain future officers of the Company or its subsidiaries. No further shareholder authorization of the Indemnification Agreements will be sought.

         The foregoing discussion of the indemnification agreements is qualified in its entirety by reference to the form of indemnification agreement attached to this proxy statement at appendix b.

Vote Required

         The affirmative vote of a majority of the outstanding votes of the Company Common Stock present or represented by proxy at the Annual Meeting and voting is required to ratify the use of the Indemnification Agreements. The officers and directors of the Company have indicated that they intend to vote in favor of the proposal. Properly executed, unrevoked proxies solicited hereby will be voted FOR the proposal unless a vote against the proposal or abstention is specifically indicated in the proxy.

    The board of directors unanimously recommends a vote for the proposal.

               APPROVAL OF DIRECTORS DEFERRED COMPENSATION PLAN
                        (Proposal 3 on the Proxy Card)

         The board of directors adopted the Directors Deferred Compensation Plan on November 29, 2000. A copy of the plan has been filed with the SEC in the Company's Registration Statement on Form S-8, file no. 333-53518, as Exhibit 4.1 and is incorporated herein by reference. The Company previously maintained a director stock purchase plan under which directors could acquire shares of Company common stock. That plan was terminated by the board upon adoption of the Directors Deferred Compensation Plan.

         All directors of the Company and directors of the Company's subsidiary banks, currently a total of 37 persons, may participate in the plan. The plan provides a means whereby instead of receiving cash director fees for service as directors of the Company or its subsidiary banks, the directors may elect to receive Company common stock. The plan provides a means by which additional shares of common stock may be obtained as an incentive for performance in lieu of cash fees.

         Each non-employee director of the Company has decided to participate in the plan except for Dennis A. Wallace. Approximately 32,000 shares of common stock, in the aggregate, would be issued in lieu of cash director fees to these six persons over the next five years, assuming no changes in participation levels and the current market price of Company common stock which was $9.00 per share at March 19, 2001.

Terms of the Plan

         Under the plan, each director may elect to receive shares of common stock in lieu of the cash consideration due to be paid in director fees. This election is made annually and may be made as to all, or only a portion of, the cash fees to be paid.

         Fees received in shares of common stock are held in the plan until the director retires as a director or otherwise ceases to be a director. Upon such termination, the shares of common stock, plus any returns on the stock, are distributed to the director. Directors may terminate or change their method of participation in the plan only on an annual basis.

         The Company will contribute to a participant's account in the plan an amount equal to fifty percent of the first $200 contributed to the plan by the director. Any dividends paid on the shares held in the plan will be used to purchase additional shares of common stock. All shares acquired under the plan shall be acquired at fair market value.

         Upon termination of service, a director may elect to receive shares in a lump sum distribution or in equal annual or quarterly payments not to exceed five years. A director's estate or beneficiary is entitled to receive the shares that the director would otherwise receive.

         The shares acquired under the plan are held in trust for the director. An independent trustee administers the plan. The shares held in trust are subject, however, to general creditors of the Company upon bankruptcy or insolvency. Upon a change in control of the Company, the Company must contribute such amounts to the trust as may be necessary to fund all benefits under the plan.

         The board of directors may terminate or amend the plan at any time.

Certain Federal Income Tax Consequences

         The plan provides certain favorable federal income tax consequences to participants. Under the terms of the plan, deferred amounts and any earnings thereon that are credited to a participant's account represent a mere unsecured promise of the Company to pay such amounts at a future time. A participant's account does not represent the participant's ownership of, or any ownership interest in, any particular assets. The fact that the participant's account is deemed to be invested in Company common stock does not alter the characteristic of the plan as an unfunded promise to pay.

         Provided that elections are made in accordance with the requirements of the plan, a participant who defers receipt of his director's fees will not be required to include in the participant's gross income any amounts deferred under the plan until the taxable year in which amounts are actually paid or made available. Such distribution of stock will be includible in the participant's gross income as compensation for the taxable year in which distribution takes place. Amounts as director's fees are generally considered self-employment income and when such amounts are received in the form of plan distributions, they should likewise be considered self-employment income for federal income tax purposes. Amounts deferred under non-qualified deferred compensation plans such as this plan are subject to Social Security taxes when earned and are not subject to Social Security taxes when received (even if earnings are attributed to the deferred amounts) which is the opposite of the treatment for federal income tax purposes. The Company will be entitled to a deduction when amounts are taxable to participants.

Vote Required

         The affirmative vote of a majority of the outstanding votes of the Company Common Stock present or represented by proxy at the Annual Meeting and voting is required to approve the plan. The officers and directors of the Company have indicated that they intend to vote in favor of the proposal. Properly executed, unrevoked proxies solicited hereby will be voted FOR the proposal unless a vote against the proposal or abstention is specifically indicated in the proxy.

         The board of directors unanimously recommends a vote for proposal 3.


                        INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's principal independent accountants for 2000 were Mauldin & Jenkins, LLC, Albany, Georgia, and such firm has been selected as the independent accountants for 2001. A representative of Mauldin & Jenkins, LLC is expected to be present at the annual meeting and to have an opportunity to make a statement and respond to appropriate questions.

         The following sets forth certain information regarding fees paid by the Company to its independent accountants.

Audit Fees

         The Company's independent accountants, Mauldin & Jenkins, LLC, billed the Company $62,000 for professional services rendered for the audit of the Company's annual financial statements in 2000 and for the review of the Company's financial statements contained in the Company's Forms 10-QSB for 2000.

All Other Fees

         The Company's independent accountants billed the Company $38,750 in 2000 for all other services performed in 2000 in addition to the fees disclosed above.

         The Company's audit committee considered whether the provision of the services of Mauldin & Jenkins, LLC, other than the audit services described above at "Audit Fees," was compatible with maintaining such accounting firm's independence.

                           PROPOSALS OF STOCKHOLDERS

         Subject to certain rules of the SEC, proposals by shareholders intended to be presented at the Company's 2002 annual meeting of shareholders must be received at the Company's principal executive offices not less than 120 calendar days in advance of April 15, 2002, for inclusion in the proxy or information statement relating to the 2002 annual meeting.

         The Company's bylaws provide that the Company's annual meeting of shareholders shall be held on the third Wednesday of May of each year.

                     STOCKHOLDER NOMINATIONS FOR DIRECTOR

         In addition to the right of the board of directors to select nominees for director elections, stockholders may nominate persons to serve as directors by following the procedures set forth in the Company's Restated Certificate of Incorporation. The Restated Certificate of Incorporation provides that in order to make a nomination, the stockholder must be entitled to vote for the election of directors and must provide advance notice to the Company of a proposed nomination. The notice must be provided not less than 14 days nor more than 50 days prior to any meeting of stockholders at which directors are to be elected; and the notice must set forth (i) the name, age, citizenship, business address and residence address of each nominee proposed; (ii) the principal occupation or employment of each nominee for the five years preceding such meeting; (iii) the number of shares of stock of the Company which are owned directly or indirectly, by each such nominee; and (iv) all such other information with respect to each such nominee as is required to be disclosed in a proxy statement soliciting votes with respect to the election of directors which complies with the Securities Exchange Act of 1934 and the rules and regulations thereunder.

         The stockholder making the nomination must be present in person or by proxy at the meeting of the stockholders called for the election of directors. The chairman of the meeting has the right to determine whether the stockholder has followed properly the foregoing procedures.

                                 OTHER MATTERS

         The Company does not know of any matters to be presented for action at the meeting other than those listed in the notice of the meeting and referred to herein.

         The company will furnish without charge to its stockholders, upon written request, a copy of the Directors Deferred Compensation Plan and a copy of its annual report on form 10-KSB, including the accompanying financial statements and schedules, required to be filed with the SEC for the year ended December 31, 2000. Copies of the exhibits to such report will also be available upon payment of a reasonable fee for copying charges. Requests should be made to:


                                Greg B. Faison
                                      CEO
                            Eufaula BancCorp, Inc.
                             Post Office Box 1269
                          Eufaula, Alabama 36072-1269
                            Telephone: 334/687-3581

         Please sign and date the enclosed proxy and return it in the accompanying envelope as promptly as possible.

         You may revoke the proxy by giving written notice of revocation to the secretary of the company at any time prior to the voting thereof, by executing and submitting a later dated proxy prior to any vote taken, or by attending the meeting and voting in person.


April 16, 2001
Eufaula, Alabama

                                                                      Appendix A


                             Eufaula Banccorp, Inc.

                            Audit Committee Charter

Purpose

The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process. In doing so, it is the responsibility of the Audit Committee to provide an open avenue of communication between the Board of Directors, management, the internal auditors, and the independent accountants.

Organization

     . The Audit Committee shall be appointed annually by the Board of Directors.

     . The Audit Committee shall be composed of at least three, but not more than five, independent directors.

     . Only independent directors may be members of the Audit Committee. An independent director is a director who:

               1) is not and has not been employed in an executive capacity of the company for at least five years prior to election to the Audit Committee;

               2) is not a significant advisor or consultant to the company, nor affiliated with any firm that is;

               3) is not affiliated with a significant customer or supplier of the company;

               4)   does not have a services contract with the company;

               5) is not affiliated with a tax-exempt entity that receives significant contributions from the company;

               6) is not a spouse, parent, sibling, child, or in-law of any person described in 1 through 5 above or of any member of management.

     . At least one member of the committee shall have a background in financial reporting, accounting, or auditing.

     . The Board shall appoint one of the members of the Audit Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the committee and provide the committee with a written agenda for all meetings.

In meeting its responsibilities, the committee shall:

General

     . Have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall have unrestricted access to members of management and all information relevant to its responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

     . Meet at least 2 times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

     . Report committee actions to the Board of Directors with such recommendations as the committee may deem appropriate.

     .    Review and update the committee's charter.

     . Perform such other functions assigned by law, the company's charter or bylaws, or the Board of Directors.

     . Meet with the Director of Internal Auditing or equivalent position, the independent accountants, and the Chief Financial Officer in executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the Audit Committee.

     . Submit Audit Committee Charter for inclusion in the Company's annual proxy statement, once every three years.

Internal Controls and Risk Assessment

     . Review and evaluate the effectiveness of the company's process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the company.

     . Review the organizational structure and reporting lines, both direct and indirect, of the Director of Internal Audit and Compliance Officer. Ascertain that these functions maintain independence, both in appearance and in fact, from company management. All functions should report directly to the Audit Committee with administrative reporting to the company's Chief Executive Officer, Chairman or their assigns.

     . Consider and review with management, reports issued by the independent accountants and the Director of Internal Auditing together with management's responses thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

     . Review with the Chief Financial Officer and the independent accountants the coordination of audit effort to assure completeness of coverage of key business controls and risk areas, reduction of redundant efforts, and the effective use of audit resources.

     . Discuss with the Chief Financial Officer, the company's independent public accountants, and the Director of Internal Auditing, the status and adequacy of management information systems and other information technology, including the significant risks related thereto and major controls over such activities.

Financial Reporting

     . Review filings with the SEC and other agencies and other published documents containing the company's financial statements, including annual and interim reports, press releases and statutory filings, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

     . Review with the Chief Financial Officer and the independent accountants at the completion of the annual examination:

               . the company's annual financial statements and related footnotes.

               . the independent accountant's audit of the financial statements and his or her report thereon.

               . any significant changes required in the independent accountant's audit plan.

               . any serious difficulties or disputes with management encountered during the course of the audit.

               . the existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves with specific emphasis on the adequacy of the loan loss reserve.

               . other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

               .    review and approve the company's accounting principles.

     . assess internal processes for determining and managing key financial statement risk areas.

External Auditor

     . Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountants, and review and approve the discharge of the independent accountants.

     . Review the scope and approach of the annual audit with the independent accountants.

     . Assess the external auditor's process for identifying and responding to key audit and internal control risks.

     . Review the external auditor's identification of issues and business and financial risks and exposures.

     . Confirm and assure the independence of the independent accountants, including a review of the nature of all services and related fees provided by the independent accountants.

     . Instruct the independent accountants to communicate and report directly to the Audit Committee any serious difficulties or disputes with management.

Internal Auditor

     . Evaluate the internal audit process for establishing the annual internal audit plan and the focus on risk.

     . Consider, in consultation with the Director of Internal Auditing, the audit scope and role of the internal auditors.

     . Review and evaluate the scope, risk assessment and nature of the internal auditor's plan and any subsequent changes, including whether or not the internal auditor's plan is sufficiently linked to the company's overall business objectives and management's success and risk factors.

     .    Consider and review with management and the Director of Internal
          Auditing:

               . significant findings during the year and management's responses thereto, including the timetable for implementation of the recommendations to correct weaknesses in internal control.

               . any difficulties encountered in the course of their audits, including any restriction on the scope of their work or access to required information.

               . any changes required in the planned scope of their audit plan.

               .    the internal auditing department budget and staffing.

               .    the internal auditing department charter, if applicable.

     . Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Auditing.

     .    Confirm and assure the independence of the internal auditor.

Compliance with Laws and Regulations

     . Ascertain whether the company has an effective process for determining risks and exposures from asserted and unasserted litigation and claims and from noncompliance with laws and regulations.

     . Review with the company's general counsel and others any legal, tax or regulatory matters that may have a material impact on company operations and the financial statements, related company compliance policies, and programs and reports received from regulators.

Compliance with Codes of Ethical Conduct

     . Review and assess the company's processes for administering a code of ethical conduct.

     . Review with the Director of Internal Auditing and the independent accountants the results of their review of the company's monitoring of compliance with the company's code of conduct, including compliance with the Foreign Corrupt Practices Act.

     . Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent accountants.

                                                                      APPENDIX B

                           INDEMNIFICATION AGREEMENT
                           -------------------------
                                   (Director)

     THIS AGREEMENT is made as of this 21/st/ day of September, 2000 between Eufaula BancCorp, Inc., a Delaware corporation (the "Corporation"), and ____________________ ("Director").

     WITNESSETH THAT:

     WHEREAS, Director is a member of the Board of Directors of the Corporation and in such capacity is performing a valuable service for the Corporation; and

     WHEREAS, Section 145 of the Delaware General Corporation Law (the "State Statute") specifically provides that it is not exclusive, and thereby contemplates that contracts may be entered into between the Corporation and the members of its Board of Directors with respect to indemnification of such directors; and

     WHEREAS, in accordance with the authorization provided by the State Statute, the Corporation has purchased and presently maintains a policy or policies of directors and officers liability insurance ("D&O Insurance"), covering certain liabilities which may be incurred by its directors and officers in the performance of their services for the Corporation; and

     WHEREAS, to supplement the D&O Insurance and induce Director to serve or to continue to serve as a member of the Board of Directors of the Corporation, the Corporation has determined and agreed to enter into this contract with Director;

     NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

     1,   Indemnity of Director. In addition to the indemnity provided in
Section 3 hereof, the Corporation hereby agrees to hold harmless and indemnify Director to the fullest extent authorized or permitted by the provisions of the State Statute, or by any amendment thereof or other statutory provisions authorizing or permitting such indemnification which is adopted after the date hereof (but, in case of any such amendment, only to the extent such amendment permits the Corporation to provide broader indemnification rights and protection than the State Statute provides as of the date of this Agreement), provided that no such indemnification is required to the extent that D&O Insurance is available to provide in full the indemnification to which the Director would otherwise be entitled pursuant to this Section 1.

     2.   Maintenance of Insurance and Self-insurance.

       (a) The Corporation represents that it presently has in force and effect a policy of D&O Insurance with an insurance company. Subject only to the provisions of Section 2(b) hereof, the Corporation hereby agrees that, so long as Director shall continue to serve as a director of the Corporation and thereafter so long as Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Director was a director of the Corporation, the Corporation will purchase and maintain in effect for the benefit of Director one or more valid, binding and enforceable policy or policies of D&O Insurance.

       (b) The Corporation shall not be required to maintain said policy or policies of D&O Insurance in effect if said insurance is not reasonably available or if, in the reasonable business judgment of the directors of the Corporation then in office, either (i) the premium cost for such insurance is substantially disproportionate to the amount of coverage or (ii) the coverage provided by such insurance is so limited by exclusions or otherwise that there is insufficient benefit from such insurance.

     3.   Additional Indemnity.

          (a) Subject only to the exclusions set forth in Section 4 and the limitations set forth in Section 6 hereof, the Corporation hereby further agrees to hold harmless and indemnify Director against any and all expenses, judgments, fines and amounts actually and reasonably incurred or paid by Director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of or upon election by the Corporation) to which Director is, was, or at anytime becomes a party, or is threatened to be made a party, by reason of the fact that Director is, was, or at any time becomes a director, officer, employee or agent of the Corporation (or any of its subsidiaries), or is or was serving or at any time serves at the request of or upon election by the Corporation as a director, officer, employee or agent of another corporation, partnership, employee benefit plan, joint venture, trust or other enterprise.

          (b) For purposes of this Agreement, "expenses" means all costs, charges and expenses incurred in connection with any threatened, pending or completed proceeding, action or suit, whether civil or criminal, administrative or investigative (including an action by or in the right of or upon election by the Corporation), including, without limitation, attorneys' fees, disbursements and retainers, accounting and witness fees, travel and deposition costs, expense of investigation, judicial or administrative proceedings or appeals, and any expenses of establishing a right to indemnification pursuant to the Agreement or otherwise, including reasonable compensation for time spent by the Director in connection with the investigation, defense or appeal of any proceeding or action for indemnification for which he is not otherwise compensated by the Corporation or any third party; provided, however, that the term "expenses" includes only those costs, charges and expenses incurred with the Corporation's consent, which consent shall not be unreasonably withheld.

          (c) All reasonable expenses incurred by or on behalf of Director shall be advanced by the Corporation to Director within 20 days after the receipt by the Corporation of a written request for an advance or advances of expenses from time to time, whether prior to or after final disposition of a proceeding (unless there has been a final determination that Director is not entitled to be indemnified for such expenses), including, without limitation, any proceeding brought by or in the right of the Corporation. Director's entitlement to advancement of expenses shall include those incurred in connection with any proceeding by Director seeking an adjudication or award in arbitration pursuant to this Agreement. The requests shall reasonably evidence the expenses incurred by Director in connection therewith. Director hereby undertakes to repay the amount advanced if it shall ultimately be determined that Director is not entitled to be indemnified pursuant to the terms of this Agreement.

     4. Exclusions on Additional Indemnity. No indemnity pursuant to Section 3(a) hereof shall be paid by the Corporation:

          (a) Except to the extent the aggregate of losses to be indemnified thereunder exceeds the amount of such losses for which Director is indemnified either pursuant to Section 1 hereof or pursuant to any D&O Insurance purchased and maintained by the Corporation;

          (b) On account of Director's conduct which is finally adjudged as resulting in an unlawful personal benefit;

          (c) On account of any suit in which judgment is rendered against Director for an accounting of profits made or otherwise in connection with the purchase or sale by Director of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

          (d) On account of Director's conduct which is finally adjudged as constituting deliberate dishonesty or willful fraud;

          (e) On account of any action initiated or brought voluntarily by the Director and not by way of defense, except with respect to actions brought pursuant to Section 10(b) hereof;

          (f) On account of any liability by the Director under the Securities Act of 1933 if payment by the Corporation would violate the undertaking provided by SEC Regulation S-K, Item 512(h);

          (g) If a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful.

     5. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Director is a director, officer, employee or agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Director was a director of the Corporation or serving in any other capacity referred to herein.

  6. Notification and Defense of Claim. Promptly after receipt by Director of notice of the commencement of any action, suit or proceeding, Director will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve the Corporation from any liability which it may have to Director otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Director notifies the Corporation of the commencement thereof:

       (a) The Corporation will be entitled to participate therein at its own expense;

       (b) Except as otherwise provided below, to the extent that it may wish, the Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to the Corporation. After written notice from the Corporation to Director of its election so to assume the defense thereof, the Corporation will not be liable to Director under this Agreement for any legal or other expenses subsequently incurred by Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Director shall have the right to employ his counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Director unless (i) the employment of counsel by Director has been authorized in writing by the Corporation, (ii) Director shall have reasonably concluded that there may be a conflict of interest between the Corporation and Director in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the expenses of counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Director shall have made the conclusion provided for in (ii) above; and

       (c) The Corporation shall not be liable to indemnify Director under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on Director without Director's written consent. Neither the Corporation nor Director will unreasonably withhold its consent to any proposed settlement.

  7.   Repayment of Expenses; Advances.

       (a) Director agrees that Director will reimburse the Corporation for all reasonable expenses paid by the Corporation in defending any civil or criminal action, suit or proceeding against Director in the event and only to the extent that it shall be ultimately determined that Director is not entitled to be indemnified by the Corporation for such expenses under the provisions of the State Statute, this Agreement or otherwise.

       (b) Expenses incurred by Director in any action, suit or proceeding to which the Director is entitled to be indemnified hereunder shall be paid promptly by the Corporation in advance of the final disposition of such proceeding at the written request of the Director to the fullest extent permitted by Delaware law; provided that Director shall undertake in writing to repay such amount to the extent that it is ultimately determined that the Director is not entitled to indemnification by the Corporation.

  8. Partial Indemnification. If the Director is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the expenses, damages, judgments, amounts paid in settlement, fines, penalties or ERISA excise taxes actually and reasonably incurred by Director in the investigation, defense, appeal or settlement of any action, suit or proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Director for the portion of such expenses, damages, judgments, amounts paid in settlement, fines, penalties or ERISA excise taxes to which the Director is entitled.

  9. Burden of Proof; Standards of Conduct. In connection with any determination as to whether a Director is entitled to be indemnified under
Section 1 hereof, the burden of proof shall be on the Corporation to establish that Director is not so entitled. The Director shall be conclusively presumed to have met the relevant standards of conduct required by Delaware law for such indemnification, unless a determination is made that the Director has not met such standards (i) by the Board of Directors of the Corporation by a majority vote of a quorum thereof consisting of directors who were not parties to the proceeding for which the Director is to be indemnified, (ii) by the stockholders of the Corporation by majority vote, or (iii) in a written opinion of independent legal counsel, the selection of whom has been approved by the Director in writing. The failure of the directors or stockholders of the Corporation or independent legal counsel to have made a determination that indemnification or advancement of expenses under the State Statute is proper in the circumstances because the Director has met the applicable standard of conduct shall not be a defense to the action or create a presumption that the Director has not met the applicable standard of conduct. If a determination is made that the Director is not entitled to indemnification under the State Statute, any judicial proceeding commenced by the Director to enforce this Agreement shall be conducted in all respects as a de novo trial on the merits, and the Director shall not be prejudiced by reason of that adverse determination.

  10.  Enforcement.

       (a) The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce Director to become or to continue as a director of the Corporation, and acknowledges that Director is relying upon this Agreement.

       (b) If a claim under this Agreement is not paid by or on behalf of the Corporation within 30 days of receipt of written notice thereof, Director may at any time thereafter bring suit in any court of competent jurisdiction against the Corporation to enforce the right to indemnification provided by this Agreement. In the event Director is required to bring any action or enforce rights or to collect moneys due under this Agreement, the Certificate of Incorporation, the State Statute or otherwise, regardless of whether the Director is successful in such action, the Corporation shall reimburse Director for all of Director's reasonable fees and expenses in bringing and pursuing such action, unless a court of competent jurisdiction determines that each of the material claims made by the Director in such action was not made in good faith and was frivolous.

  11. Indemnification Hereunder Not Exclusive. The indemnification and advancement of expenses provided by this Agreement shall not be deemed to limit or preclude any other rights to which the Director may be entitled under the Certificate of Incorporation, the Bylaws, any agreement, any vote of stockholders or disinterested directors, the State Statute, or otherwise, both as to action in Director's official capacity and as to action in any other capacity on behalf of the Corporation while holding such office.

  12. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

  13.  Governing Law; Binding Effect; Amendment and Termination.

       (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

       (b) This Agreement shall be binding upon and shall inure to the benefit of (i) the Director and Director's heirs, personal representatives, executors, administrators and assigns and (ii) the Corporation and its successors and assigns, including any transferee of all or substantially all of the Corporation's assets and any successor or assign of the Corporation by merger or by operation of law.

       (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto. The indemnification afforded to Director hereby is a contract right and may not be diminished, eliminated or otherwise affected with amendments to the Corporation's Certificate of Incorporation, Bylaws or agreements, including any directors and officers liability insurance policies, whether the alleged actions or conduct giving rise to the indemnification hereunder arose before or after any such amendment. No waiver of any provision of this agreement shall be deemed or shall constitute a waiver of any other provisions hereof, whether or not similar, nor shall any waiver constitute a continuing waiver.

  14.  Notice.   All notices and communications pursuant to this Agreement shall be in writing and shall be deemed duly given on the date of delivery if personally delivered or on the date of receipt or refusal indicated on the return receipt if sent by first class mail, postage prepaid, registered or certified, return receipt requested to the following addresses, unless notice of a change of address is duly given by one party to the other, in which cases notices shall be sent to such changed address:

       If to the Corporation:

                  Eufaula BancCorp, Inc.
                  224 East Broad Street
                  Eufaula, Alabama 36027
                  Attention: Greg Faison, CEO

       If to the Director:

                  __________________________
                  __________________________
                  __________________________
                  __________________________

  15. Subrogation. In the event of any payment under this Agreement to or on behalf of Director, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Director against any person, firm, corporation or other entity (other than the Corporation) and Director shall execute all papers requested by the Corporation and shall do any and all things that may be necessary or desirable to secure such rights for the Corporation, including the execution of such documents necessary or desirable to enable the Corporation to effectively bring suit to enforce such rights.

  16. Headings. The headings used herein are for convenience only and shall not be used in construing or interpreting any provision of this Agreement.

  17. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other.

  18. Subject Matter And Parties. The intended purpose of this Agreement is to provide for indemnification and advancement of expenses, and this Agreement is not intended to affect any other aspect of any relationship between Director and the Corporation and is not intended to and shall not create any rights in any person as a third party beneficiary hereunder.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the date and year first above written.

                            EUFAULA BANCCORP, INC.



                            By: ________________________________________
                                Its Chief Executive Officer



                            ____________________________________________
                            Director

                      Solicited by the Board of Directors

                                     PROXY
                                  Common Stock
                             Eufaula BancCorp, Inc.
                         Annual Meeting of Stockholders
                                  May 16, 2001

     The undersigned hereby appoints Greg B. Faison and James R. Balkcom, Jr., and either of them, or such other persons as the board of directors of Eufaula BancCorp, Inc. ("the Company"), may designate, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of the Company at the annual meeting of stockholders to be held on May 16, 2001 and at any and all adjournments thereof.

     1.   Election of three Directors to serve until 2004:

          James R. Balkcom, Jr., Burt H. Rowe, Jr. and Greg B. Faison.

     ( )  FOR all nominees listed except       ( )  WITHHOLD authority to
          as marked to the contrary                 vote for all nominees

     Instruction: To withhold authority to vote for any individual, strike a line through the nominee's name in the above list.

     2. To ratify and approve the form of indemnification agreement set forth as Appendix B to the Company's proxy statement.

               ( )   FOR        ( )  AGAINST     ( )  ABSTAIN

     3.   To ratify and approve the Directors Deferred Compensation Plan.

               ( )   FOR        ( )  AGAINST     ( )  ABSTAIN

     4. In their discretion, to vote on such other matters as may properly come before the meeting, but which are not now anticipated, provided that the Company did not have notice of any shareholder proposal at least 45 days before April 15, 2001, to vote for the election of any person as a director should any person named in the proxy statement to be elected be unable to serve or for good cause cannot serve and to vote upon matters incident to the conduct of the meeting.

     This proxy is solicited on behalf of the board of directors and will be voted as directed herein. If no direction is given, this proxy will be voted for the persons named in proposal 1, for proposals 2 and 3 and in accordance with the discretion of the proxy holders as stated in item 4.


                                  (TURN OVER)

Please sign and date this proxy.


Dated:___________________________________,2001

Phone No:________________________________


_________________________________________
(Signature of Stockholder)



_________________________________________
(Signature of Stockholder, if more than one)

     Please sign exactly as your name appears on this proxy. Agents, executors, administrators, guardians and trustees must give full title as such. If shares are held jointly, each stockholder must sign. Corporations should sign by their president or other authorized officer.